UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Pursuant to §240.14a-12

ROADZEN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROADZEN INC.

111 Anza Boulevard, Suite 109

Burlingame, California 94010

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 31, 2026

Dear Shareholders of Roadzen Inc.:

You are cordially invited to attend the Annual General Meeting of Shareholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”) of Roadzen Inc., a British Virgin Islands business company (“Roadzen,” the “Company,” “our,” “us,” or “we”), which will be held on March 31, 2026 at 9:30 a.m. Eastern Time. The Annual Meeting will be held at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102. If you plan to attend the Annual Meeting, please refer to the attendance and registration information in the accompanying proxy statement (the “Proxy Statement”).

The Annual Meeting will be held for the purpose of voting upon the following proposals (each of which is a “Proposal,” and collectively, the “Proposals”):

Proposal 1: Proposal to elect directors named as nominees in the Proxy Statement, each to serve until the end of the annual general meeting of shareholders to be held in respect of our fiscal year ending March 31, 2027, or as to each, until their respective successors are elected and qualified, or their earlier death, resignation, disqualification or removal. For further information regarding Proposal 1, please refer to page 7 of this Proxy Statement (the “Director Election Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1.

Proposal 2: Proposal to ratify the appointment of ASA & Associates LLP (“ASA”) as our independent registered public accounting firm for the fiscal year ending March 31, 2026. For further information regarding Proposal 2, please refer to page 11 of this Proxy Statement (the “Ratification of Selection of Independent Registered Public Accounting Firm Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 2.

Each Proposal is more fully described in the Proxy Statement accompanying this notice.

This Notice of Annual Meeting, the accompanying Proxy Statement and the form of proxy are expected to first be mailed on or about March 10, 2026 to shareholders of record as of March 2, 2026 (the “Record Date”). Only shareholders of record at the close of business on the Record Date may vote at the Annual Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THE PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTE INSTRUCTIONS AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED.

You may cast your vote over the Internet or by completing and mailing the proxy card by following the instructions on the enclosed proxy card. Signing and returning the proxy card or submitting your proxy by Internet in advance of the Annual Meeting will not prevent you from voting at the Annual Meeting if you attend in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. We encourage you to vote promptly to ensure your vote is represented at the Annual Meeting, regardless of whether you plan to attend the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 31, 2026

The Notice of the Annual Meeting and Proxy Statement are available at www.sec.gov and at www.cstproxy.com/roadzen/2026.

By Order of the Board of Directors

/s/ Steven Carlson
Steven Carlson
Chairman
March 9, 2026

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ROADZEN INC.

111 Anza Boulevard, Suite 109

Burlingame, California 94010

ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 31, 2026

PROXY STATEMENT

INTRODUCTION

This proxy statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to shareholders of Roadzen Inc., a British Virgin Islands business company (“Roadzen,” the “Company,” “our,” “us,” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our Annual General Meeting of Shareholders to be held on March 31, 2026 (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”). The Annual Meeting will be held at 9:30 a.m. Eastern Time. The Annual Meeting will be held at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102. You will be able to vote and submit questions in person during the Annual Meeting.

Only shareholders of record as of the close of business on March 2, 2026, the record date for determination of the shareholders entitled to vote at the Annual Meeting (the “Record Date”), will be entitled to vote at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING

Why is the Company holding an Annual Meeting of Shareholders?

The Board has called this Annual Meeting of our shareholders to vote on the following proposals (each of which is a “Proposal,” and collectively, the “Proposals”).

Proposal 1: Proposal to elect directors named as nominees in the Proxy Statement, each to serve until the end of the annual meeting of shareholders to be held in respect of our fiscal year ending March 31, 2027, or as to each, until their respective successors are elected and qualified, or their earlier death, resignation, disqualification or removal. For further information regarding Proposal 1, please refer to page 7 of this Proxy Statement (the “Director Election Proposal” or “Proposal 1”).

Proposal 2: Proposal to ratify the appointment of ASA & Associates LLP (“ASA”) as our independent registered public accounting firm for the fiscal year ending March 31, 2026. For further information regarding Proposal 2, please refer to page 11 of this Proxy Statement (the “Ratification of Selection of Independent Registered Public Accounting Firm Proposal” or “Proposal 2”).

WE ENCOURAGE YOU TO RETURN YOUR PROXIES OR VOTING INSTRUCTIONS FOR THE ANNUAL MEETING TO ENSURE THAT YOUR VOTES ARE COUNTED ON EACH MATTER THAT IS BROUGHT TO A VOTE OF THE COMPANY’S SHAREHOLDERS.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on March 31, 2026 at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102.

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How can I attend the Annual Meeting?

Shareholders as of the Record Date (or their authorized representatives) may attend, vote and submit questions in person at the Annual Meeting. If you are not a shareholder or do not have a control number, you may still attend the Annual Meeting as a guest, but you will not be able to submit questions or vote at the Annual Meeting.

The Annual Meeting will begin promptly at 9:30 a.m. Eastern Time, on March 31, 2026 at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102. We encourage you to attend the Annual Meeting prior to the start time. We recommend that you carefully review the procedures needed to gain admission in advance.

What proposals will be voted on at the Annual Meeting? What is the Board’s voting recommendation?

At the Annual Meeting, shareholders will be asked to consider the Proposals. THE BOARD RECOMMENDS VOTING “FOR” EACH OF THE PROPOSALS.

Will any other business not discussed in this Proxy Statement come before the Annual Meeting?

Pursuant to our memorandum and articles of association (the “M&A”), the business transacted at the Annual General Meeting of Shareholders will be limited to the purposes stated in the notice of the meeting, as well as any other business that properly comes before the meeting in accordance with British Virgin Islands law and our M&A.

What is the quorum requirement?

A quorum of shareholders is necessary to hold the Annual Meeting and vote upon each of the Proposals. The holders of at least fifty per cent (50%) of the votes of the Ordinary Shares present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy will consist of a quorum.

Your shares will be counted toward the quorum only if you attend the meeting, submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online during the Annual Meeting. Abstentions will be counted toward the quorum requirement.

If there is no quorum present within half an hour from the time appointed for the Annual Meeting to commence, the Annual Meeting may be adjourned to same day in the next week at the same time and/or place or to such other day, time and/or place as the directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present will consist of a quorum.

Who is entitled to vote and how many votes?

Each ordinary share, par value $0.0001 per share (collectively, the “Ordinary Shares”), outstanding on the Record Date is entitled to one vote on all matters.

The Record Date for the Annual Meeting is the close of business on March 2, 2026. As of the Record Date, 79,695,672 Ordinary Shares were outstanding. Only holders of record of Ordinary Shares as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.

How do I vote?

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote electronically during the Annual Meeting, vote by proxy using the enclosed proxy card, or vote by proxy over the Internet by following the instructions on the enclosed proxy card. We urge you to vote by proxy, regardless of whether you plan to attend the Annual Meeting, to ensure your vote is counted.

●	To vote your shares in person during the Annual Meeting.

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●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, your shares will be voted as you direct.

●	To vote over the Internet, go to https://www.cstproxyvote.com and follow the steps outlined to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Time, on March 30, 2026 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote your shares electronically during the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other agent and register in advance by following the instructions above, join the Annual Meeting as a “Shareholder” with your control number, and click on the “Cast Your Vote” link on the meeting center website. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How do I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a shareholder of record, you may change your vote or revoke your proxy by:

●	delivering, to the attention of the Chief Executive Officer at the address on the first page of this Proxy Statement, a written notice of revocation of your proxy;

●	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet); or

●	attending the Annual Meeting and voting in person, as indicated above under “How do I vote?”. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Annual Meeting, your vote at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

If I vote in advance, can I still attend the Annual Meeting?

Yes. You are encouraged to vote promptly by returning your signed proxy card by mail or, if applicable, by appointing a proxy to vote electronically via the Internet so that your shares will be represented at the Annual Meeting. However, returning your proxy card does not affect your right to attend the Annual Meeting.

How many votes are required for the approval of each of the Proposals, and how will abstentions and broker non-votes be treated?

Vote Required

The affirmative vote of a simple majority of votes cast by the holders of Ordinary Shares entitled to vote and actually voted at the Annual Meeting is required for the approval of each of the Proposals.

Abstentions

A shareholder may abstain from voting with respect to each item submitted for shareholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum. For the Proposals, abstentions will not be counted as votes cast and will have no effect on the vote.

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Broker Non-Votes

A broker non-vote occurs when a broker submits a proxy card with respect to Ordinary Shares held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. We believe that Proposal 1 in this Proxy Statement is a non-routine proposal and that Proposal 2 in this Proxy Statement is a routine proposal; therefore, your broker, bank or other agent will not be entitled to vote on Proposal 1 without your instructions. Broker non-votes will not be counted for purposes of determining the existence of a quorum or be counted as votes cast and will have no effect on the vote on the Proposals.

Can the Annual Meeting be adjourned?

Our M&A provides that the chairperson of the Annual Meeting may decide to adjourn the Annual Meeting with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) as appropriate for the proper conduct of the meeting of shareholders, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the Annual Meeting from which the adjournment took place.

What is the deadline for submitting a proxy?

To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or should be received by 11:59 p.m. Eastern Time on the day prior to the date of the Annual Meeting, and proxies submitted by mail should be received by the close of business on the day prior to the date of the Annual Meeting.

What does it mean if I receive more than one proxy card from the Company?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the proxy card for each account to vote by Internet. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote every proxy card that you receive.

Can I ask questions at the Annual Meeting?

Shareholders as of the Record Date who attend and participate in our Annual Meeting will have an opportunity to submit questions in person during a designated portion of the Annual Meeting.

During the Annual Meeting, we will spend up to 10 minutes answering shareholder questions that comply with the meeting rules of procedure. The rules of procedure, including the topics and types of questions that will be accepted, will be posted on the Annual Meeting website during the Annual Meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Shareholders must have available their control number provided on their proxy card to ask questions during the Annual Meeting.

Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints, and in accordance with our rules of conduct for the Annual Meeting.

How do I ask questions during the Annual Meeting?

If you are a shareholder of record, or a beneficial owner who registered in advance by following the instructions above, you can join the Annual Meeting in person and may submit questions during the Annual Meeting.

Will a shareholder list be available for inspection?

A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by shareholders for any purpose germane to the Annual Meeting prior to the Annual Meeting at Roadzen Inc., 111 Anza Boulevard, Suite 109, Burlingame, California 94010, between the hours of 9:30 a.m. and 5:00 p.m. Pacific Time. You will need the control number included on your proxy card or otherwise provided by your bank, broker or other nominee.

How can I find out the results of the voting at the Annual Meeting?

We will report the voting results of the Annual Meeting in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting, a copy of which will also be available on our website at https://www.roadzen.ai/.

Whom can I contact for further information?

If you have any questions, please contact Investor Relations at IR@roadzen.ai or +1 (347) 745-6448.

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PROPOSAL 1: THE DIRECTOR ELECTION PROPOSAL

Overview

Roadzen Inc. (formerly known as Vahanna Tech Edge Acquisition I Corp. or “Vahanna”) was a blank check company originally incorporated on April 22, 2021 as a British Virgin Islands business company for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On February 10, 2023, Vahanna entered into that certain Agreement and Plan of Merger (as amended, the “Merger Agreement”) with Vahanna Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Vahanna (“Merger Sub”), and Roadzen, Inc., a Delaware corporation (“Roadzen (DE)”), and on September 20, 2023, Roadzen (DE), Vahanna, and Merger Sub consummated the business combination pursuant to Merger Agreement. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Roadzen (DE), with Roadzen (DE) surviving the merger as a wholly owned subsidiary of Vahanna (together with the other transactions contemplated by the Merger Agreement and the other agreements contemplated thereby, the “Business Combination”). In connection with the consummation of the Business Combination, Vahanna changed its name to “Roadzen Inc.”

The board of directors (the “Board”) of Roadzen Inc. currently consists of seven members, with each director being elected in each year and serving a one-year term. At the end of each succeeding annual meeting of the shareholders of Roadzen, each of the successors elected to replace the directors whose term expires at that annual meeting shall be elected for a one-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal.

Our current directors are Rohan Malhotra, Saurav Adhikari, Steven Carlson, Supurna VedBrat, Zoë Ashcroft, Diane B. Glossman and Ajay Shah. Following the Annual Meeting the number of directors will be reduced from seven (7) directors to six (6) directors. Mr. Shah is not on the slate of directors for election at the Annual Meeting.

Director Nominees

The Board has nominated each of Rohan Malhotra, Saurav Adhikari, Steven Carlson, Supurna VedBrat, Zoë Ashcroft and Diane B. Glossman to serve as a director of the Company for the fiscal year ending March 31, 2027.

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Following is certain biographical information about the nominees for director to be elected by the holders of Ordinary Shares:

Saurav Adhikari Director since 2021 Age: 67	Saurav Adhikari serves as a director of Roadzen. Mr. Adhikari is a senior global business leader with four decades of deep domain expertise in global businesses, across technology, fast-moving consumer goods (“FMCG”), and consumer durables sectors in global markets. During the last two decades, he has served in the technology sector with HCL, a global technology solutions provider, and as a technology investor. He has served as the founding President of HCL’s startup corporate networking firm, has led a team as President of HCL’s BPO North America business that established a multi-hundred million dollar IT enabled services business, and has worked on several multi-hundred million dollar inorganic investments in technology and software, including the acquisition of Actian (transaction value USD 330 million), carve-outs of multiple IBM product suites, a joint venture between HCL and CSC, and an acquisition of 51% ownership in BPO and Software joint venture DSL Software in India. This helped HCL pivot to a leading intellectual property led solutions company. He has built deep relationships in global private equity and venture capital firms, while creating large, successful, value-based partnerships between HCL and private equity owned technology and technology-enabled businesses, which are considered groundbreaking in the industry. At HCL, he held various senior executive positions from 2000 to 2019, the last being President, Corporate Strategy, working directly with the Founder & Chairman with oversight across the group’s business, as well as the not-for-profit Shiv Nadar Foundation. Mr. Adhikari has been a board member of three publicly listed companies on BSE & NSE in India - Goodricke Group Ltd, an owner-operator of tea estates across India since 2019, Accelya Solutions India Ltd., a technology solutions provider to the air transport industry since 2022, and Zee Entertainment Enterprises Ltd. since 2024. He is also on the board of Bridgeweave Ltd, UK, a privately held AI-based financial technology (“fintech”) company since 2021. He works as a technology advisor and investor with interests across AI-based fintech and healthcare firms, as well as analytics, IoT and logistics firms. He also serves as a Senior Advisor to the Shiv Nadar Foundation’s not-for-profit institutions and is a board member of Shiv Nadar University, India. His prior experience also includes several global senior leadership and executive roles across Unilever, PepsiCo and Groupe SEB. Mr. Adhikari received his MBA from Bombay University, his Bachelor’s in Arts (Honors) in Economics from Delhi University, India, and his AMP from INSEAD Fontainebleau, France. Mr. Adhikari served as Chairman of Vahanna from June 2021 until the closing of the Business Combination, and has been serving as a director of Roadzen since September 2023. Mr. Adhikari is qualified to serve as a director because of his decades of experience operating and growing companies in the technology sector and valuable network formed during his professional career.

Supurna VedBrat Director since 2023 Age: 49	Supurna VedBrat serves as a director of Roadzen. Ms. VedBrat currently provides consulting and advisory services through Amber Consulting and Advisory services. Ms. VedBrat served as Head of Global Trading at BlackRock from July 2011 to February 2023 and oversaw the company’s trading function across asset classes and regions. At BlackRock, she was responsible for driving innovation and setting the trading platform’s strategic vision focused on growth and sustainable scalable trading solutions. Ms. VedBrat also served as a member of the Global Operating Committee and the Investment Subcommittee at BlackRock. Additionally, Ms. VedBrat served as the President of Strategic Solutions Consulting from January 2009 to July 2011 and as a fixed income, commodities and distressed debt analyst at Bank of America from March 2004 to January 2009. Ms. VedBrat’s professional career spans over 25 years in both the U.S. and Europe, and within the financial and the technology industries. She held various positions at Bank of America, ING Barings in London and Lehman Brothers in New York. She started her career as a software engineer with IBM at its research center. Ms. VedBrat is passionate about giving back to the financial community by contributing through mentorship and by serving on the Board of Women in Derivatives (WIND), a non-profit with a mission to advance women in the workforce. Ms. VedBrat has a Computer Science degree from Rutgers University and a Mathematics (Hons) degree from Delhi University, India. We believe Ms. VedBrat is well qualified to serve as a director because of her business acumen across markets, expertise in the financial and technology industries, and leadership skills.

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Zoë Ashcroft Director since 2023 Age: 60	Zoë Ashcroft serves as a director of Roadzen. She has over thirty years’ experience as a corporate and finance lawyer, advising clients on complex cross-border transactions including mergers and acquisitions, strategic alliances and joint ventures, investments, private placements and financings. Ms. Ashcroft co-founded the London office of global law firm Winston & Strawn LLP (“Winston”) in 2003 and served as the head of the U.K. corporate team until 2023. She was also an elected member of Winston’s global executive committee from 2015 to 2018 and led the firm’s Women’s Leadership Initiative in London. Before joining Winston, she was an associate attorney and a partner at Morgan, Lewis & Bockius LLP from 1994 to 2003, where she was the head of the U.K. corporate team for many years. Ms. Ashcroft currently serves as a director and non-executive chair of Carbon Pesa Limited, a start-up fintech company in the renewable energy industry, with operations in Kenya. She has been noted in several editions of annual U.K. legal directories such as the Legal 500 U.K. and Chambers U.K. for her expertise in international corporate and finance transactions. Ms. Ashcroft also serves as a trustee on nonprofit organizations, such as Sponsors for Educational Opportunity Limited since 2003, which provides mentoring and internship opportunities across a number of sectors (including investment banking and corporate law) to help prepare talented students from underserved and underrepresented backgrounds for career success, and the British American Drama Academy, which helps actors and students around the world train with leading actors in the U.K. Additionally, since 2010, she has served as a trustee of The Climate Change Organization, a not for profit organization focusing on high-impact climate and energy initiatives with the world’s leading businesses and state and local governments, and was appointed as deputy chair in 2022. Ms. Ashcroft has a Bachelor of Laws from the University of Bristol, U.K. and is qualified as a solicitor of the Supreme Court of England & Wales. We believe Ms. Ashcroft is well qualified to serve as a director because of her deep experience in navigating sophisticated cross-border corporate transactions and her leadership skills.

Diane B. Glossman Director since 2021 Age: 70	Diane B. Glossman serves as a director of Roadzen. She spent 25 years as a research analyst, retiring as a Managing Director and head of U.S. bank, brokerage and fintech research at UBS. Prior to UBS, Ms. Glossman was co-head of global bank research and head of Internet financial services research at Lehman Brothers. Prior to that, she was co-head of U.S. bank stock research at Salomon Brothers where she worked for nine years. Over her sell-side research career, she specialized in money center banks, trust banks and broker-dealers, covering all aspects of banking, fintech and financial services. She was a multiple-time member of Institutional Investor’s All-America Research Team. During her decade on the buy-side, she was responsible for coverage of all financials along with a variety of other industry sectors. She has served as a member of the board of directors of Barclays Bank Delaware since June 2016 and has chaired its Audit Committee since December 2018. She has also served on the board of Barclays US LLC since its inception, as chair of the Audit Committee and as a member of the Governance Committee. In addition, since August 2014, she has served as a member of the board of directors of Live Oak Bancshares, a North Carolina-based bank with USD13 billion of assets. She currently serves as the Chair of Live Oak’s Risk Committee and is a member of both the Audit and Nominations and Governance Committees. Ms. Glossman’s previous board experience includes serving on the board of directors or board of trustees of WMI Holding, FinServ Acquisition Corp., Ambac Assurance and QBE NA. In addition to her directorships, Ms. Glossman has also worked as an independent consultant with a number of banks in the U.S. and U.K. on projects relating to strategy, business execution, and investor communications. Ms. Glossman received a Bachelor of Science in Economics from the Wharton School at the University of Pennsylvania. We believe Ms. Glossman is well qualified to serve as a director because of her financial expertise, leadership experience and wide network in the financial industry.

Rohan Malhotra Director since 2023 Age: 40	Rohan Malhotra, Chief Executive Officer, serves as the Chief Executive Officer and a director of Roadzen. Mr. Malhotra founded Roadzen (DE) in 2015 and has served as its Chief Executive Officer since its inception. Previously, Mr. Malhotra served as the Chief Executive Officer of Avacara Global Solutions, an enterprise software and data analytics company that provided product development services to Fortune 500 companies, from June 2011 to July 2014. Mr. Malhotra holds a bachelor’s degree in Engineering from NSIT, Delhi University, India and a master’s degree in Electrical and Computer Engineering from Carnegie Mellon University where he studied robotics, AI and control systems. We believe that Mr. Malhotra, as the founder of Roadzen, has years of experience operating Roadzen and is committed to its continued growth, making him a qualified to serve as a director.

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Steven Carlson Director since 2023 Age: 66	Steven Carlson serves as the chairman and a director of Roadzen. Mr. Carlson has served as one of the independent directors of Quantum Fintech Acquisition Corp. since February 2021. Since 2016, Mr. Carlson has served as Co-Chairman of Magellan Global, a financial services holding company which owns Marco Polo Exchange (which owns Marco Polo Securities Inc., a distribution platform enabling foreign financial services firms to market their products in the United States and other select jurisdictions worldwide). Mr. Carlson serves as Co-Chairman of Marco Polo Securities, Inc. and as CEO of Marco Polo Securities. He also currently serves as the Managing Partner of Pi Capital International LLC and several other early stage firms. Pi Capital, a global advisory firm headquartered in New York City, provides capital raising, M&A advisory, and general corporate advisory services. Securities are offered through an affiliate, Marco Polo Securities, Inc. Before founding Pi Capital, Mr. Carlson was President and Head of Investment Banking at INTL FCStone Financial Inc. (“INTL”) from 2010 to 2016. Prior to that, Mr. Carlson was the founder, Chairman and Chief Executive Officer of the Provident Group, a boutique investment banking firm providing capital raising, M&A and other corporate finance advisory services to firms globally. Provident Group was acquired by INTL in 2010. Prior to forming Provident in December 1998, Mr. Carlson was a Managing Director at Lehman Brothers holding various senior positions at the firm, including Global business head of emerging markets, head of the Institutional Client Group, mortgage-backed trading desk, and mortgage-backed research. Mr. Carlson began his career at Fannie Mae. Mr. Carlson graduated with a Bachelor of Arts in Economics from the University of Maryland and obtained a master’s degree in Public Policy from the Kennedy School of Government at Harvard University. We believe Mr. Carlson is well qualified to serve as a director due to his 30 years of experience in the financial services industry in various leadership positions, as well as his investment banking and entrepreneurial experience, having founded and managed several businesses.

Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “FOR” the election of each nominee as entitled to vote. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the present Board. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on the Board. The Board may fill any vacancy at a later date or reduce the size of the Board. Each of the nominees is a current member of our Board and has consented to serve if elected, and we have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

Vote Required for Approval

Our M&A provides for majority voting for the election of the directors. Under this majority voting standard, with respect to the election of the directors, the affirmative vote of a simple majority of the votes cast by the holders of Ordinary Shares present by in-person attendance or represented by proxy at the Annual Meeting is required for the election of a director in an election, which means that the number of votes cast for a director must exceed the number of votes cast against such director.

Shareholders cannot vote for a greater number of persons than the nominees named. Only votes cast “FOR” a nominee will be counted in the election of directors. Votes that are “WITHHELD” with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. Broker non-votes will have no effect on this proposal.

Recommendation of the Board

THE BOARD RECOMMENDS THAT ROADZEN SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES TO THE BOARD.

Vote Required

The affirmative vote of a simple majority of votes cast by the holders of Ordinary Shares present by in-person attendance or represented by proxy at the Annual Meeting is required to elect each of the director nominees.

Board Recommendation

THE BOARD RECOMMENDS VOTING “FOR” EACH OF THE NOMINEES INCLUDED IN THE DIRECTOR ELECTION PROPOSAL.

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PROPOSAL 2: APPROVAL OF THE RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PROPOSAL

The audit committee of the Board has appointed ASA & Associates LLP (“ASA”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2026. Representatives of ASA are expected to be virtually present at the Annual Meeting, will be given an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Shareholder ratification of the appointment of ASA is not required by our M&A or other applicable legal requirements. However, the Board is submitting the selection of ASA to our shareholders for ratification as a matter of good corporate governance. If our shareholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our shareholders.

Independent Registered Public Accounting Firm Fees and Services

The following table summarizes the fees of ASA billed in each of the last two fiscal years for audit fees and other services.

Fee Category	For the year ended March 31, 2025	For the year ended March 31, 2024
	(in thousands)
Audit Fees (1)	$205.0	206.5
Audit-Related Fees (2)	15.0	118.0
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total	220.0	324.5

(1) Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by ASA, as applicable, in connection with regulatory filings.

(2) Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3) Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(4) All other fees consist of fees billed for all other services.

Audit Committee Pre-Approval Policy and Procedures

Roadzen’s audit committee’s policy is to pre-approve all audit services and permitted non-audit services to be performed for it by its auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

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Vote Required

The affirmative vote of a simple majority of votes cast by the holders of Ordinary Shares present by in-person attendance or represented by proxy at the Annual Meeting is required for the approval of the Ratification of Selection of Independent Registered Public Accounting Firm Proposal.

Board Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE RATIFICATION OF APPOINTMENT OF ASA & ASSOCIATES LLP FOR THE FISCAL YEAR ENDED MARCH 31, 2026.

Audit Committee Report

The audit committee has reviewed and discussed our audited consolidated financial statements for the year ended March 31, 2025 with management. The audit committee has discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and SEC.

The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on these reviews and discussions, the audit committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for filing with the SEC.

Diane B. Glossman, Chair

Supurna VedBrat

Saurav Adhikari

The Audit Committee of the Board of Directors

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MANAGEMENT

Executive Officers and Directors

The following sets forth certain information, as of the date of this proxy statement, concerning each of our executive officers and directors. Biographical information on Rohan Malhotra, Saurav Adhikari, Steven Carlson, Supurna VedBrat, Zoë Ashcroft and Diane B. Glossman are included above in “Proposal 1 – The Director Election Proposal.”

Name	Age	Position
Rohan Malhotra	40	Chief Executive Officer and Director
Jean-Noël Gallardo	50	Chief Financial Officer
Ankur Kamboj	44	Chief Operating Officer
Saurav Adhikari	67	Director
Steven Carlson	66	Chairman and Director
Ajay Shah	65	Director
Supurna VedBrat	49	Director
Zoë Ashcroft	60	Director
Diane B. Glossman	70	Director

Jean-Noël Gallardo, Chief Financial Officer, as served as the Chief Financial Officer of Roadzen since January 2024. Prior to his appointment as Roadzen’s CFO, Mr. Gallardo, served as Roadzen’s Interim Global Chief Financial Officer from October 2023 to January 2024, and prior to that was Vice President of Finance at Aclaimant, Inc., an Insurtech platform for safety and risk management, from November 2020 to February 2023. His prior roles include CFO of LJR Holdings, Inc., a privately-held California-based holding company with third-party claims administrator and managed care subsidiaries, Vice President of Finance for Gallagher Bassett Services, Inc., the risk management unit of international broker Arthur J. Gallagher & Co., and leading the FP&A function for CNA’s Small Commercial business. Mr. Gallardo began his career in investment banking, focusing on M&A for middle-market companies throughout North America. He earned his MBA in Finance from the Kellstadt Graduate School of Business, DePaul University and a Bachelor of Science, Commerce with major in Finance, at Driehaus College of Business, DePaul University.

Ankur Kamboj, Chief Operating Officer, has served as Chief Operating Officer of Roadzen since April 2017. Prior to Roadzen, Ankur served as the Head of Network at AXA Assistance — India, where he was responsible for building the assistance network. Additionally, Ankur held P&L responsibility with multi-brand automotive players like Mahindra and Carnation Auto to build and scale the business in assigned regions. While at Citi, Ankur led digital marketing for customer acquisition and oversaw new customer onboarding. Ankur also held last mile communication and sales roles at Samsung and Nestle. Ankur holds a bachelor’s degree in business administration from Punjab University and a post graduate diploma in management from Institute of Chartered Financial Analysts of India University (ICFAI).

Ajay Shah currently serves as a director of Roadzen, and served as a director of Vahanna until the closing of the Business Combination since November 2021. Mr. Shah previously was a Managing Partner at Silver Lake, a global private equity investment firm from 2007 to 2021, and was the co-founder and Managing Partner of the firm’s middle market growth fund, Silver Lake Sumeru. Mr. Shah served as Chairman of the board of SMART Global Holdings (“SGH”), a publicly-held Silver Lake portfolio company that he co-founded in 1989, and served as a board member from 2011 to 2022. He previously served as President and Chief Executive Officer of SGH from February 1989 to December 2000 and then again from May 2018 to September 2020. He also previously served as the CEO of Maui Greens, Inc., an early-stage agriculture technology company, from February 2021 to February 2022. He also currently serves on the boards of directors of a number of private technology companies including Vast Data. Mr. Shah previously served on the boards of many public and private technology companies including Magellan Navigation, Inc., AVI-SPL, Inc., CMAC MicroTechnology, Flex, Power-One, Inc., PulseCore Semiconductor, Spansion Inc. and others. In the not-for-profit sector, he serves the governing board of the Indian School of Business (ISB), and the board of Northern California Public Broadcasting, the American India Foundation and as a trustee of Ashoka University. Mr. Shah has a B.S. in Engineering from the Maharaja Sayajirao University of Baroda, India and an M.S. degree in Engineering Management from Stanford University. We believe Mr. Shah is well qualified to serve as a director due to his experience serving on public company boards as well as prior senior management roles in the technology space. Mr. Shah is not standing for election at the Annual Meeting. We thank Mr. Shah for his service as a member of the Board.

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Composition of the Board of Directors

When considering whether directors and director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Roadzen board to satisfy its oversight responsibilities effectively in light of its business and structure, the Roadzen board expects to focus primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above in order to provide an appropriate mix of experience and skills relevant to the size and nature of its business.

The Board currently consists of seven (7) members. Following the Annual Meeting the number of directors will be reduced from seven (7) directors to six (6) directors. Each director will be nominated for a one (1) year term to be elected at the subsequent annual meeting of the shareholders. At each succeeding annual meeting of the shareholders of Roadzen, each of the successors elected to replace the directors whose term expires at that annual meeting shall be elected for a one-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal.

Board of Directors Meetings

During the year ended March 31, 2025, our board met five times, including videoconference meetings, the audit committee met eight times, the compensation committee met three times and the nominating and corporate governance committee met four times. Each of our incumbent directors attended at least 75% of all meetings of the Board and any standing committees of the Board on which such director served. We do not have a formal policy regarding Board members’ attendance at annual meetings of stockholders though we encourage Board members to attend.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). Our Board has determined that each of Mr. Adhikari, Mr. Shah, Ms. VedBrat, Ms. Ashcroft and Ms. Glossman is an “independent director” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Officer and Director Compensation

Overview

The policies of Roadzen with respect to the compensation of its executive officers are administered by Roadzen’s board in consultation with its compensation committee. The compensation decisions regarding Roadzen’s executives are based on Roadzen’s need to retain those individuals who continue to perform at or above Roadzen’s expectations and to attract individuals with the skills necessary for Roadzen to achieve its business plan. Roadzen intends to be competitive with other similarly situated companies in its industry.

Roadzen believes that performance-based and equity-based compensation can be an important component of the total executive compensation package for maximizing shareholder value while, at the same time, attracting, motivating and retaining high-quality executives.

Roadzen’s executive officers receive a combination of cash and equity compensation. Roadzen’s compensation committee is charged with performing an annual review of Roadzen’s executive officers’ cash and equity compensation to determine whether they provide adequate incentives and motivation to executive officers and whether they adequately compensate the executive officers relative to comparable officers in other companies. In addition to the guidance provided by its nomination and compensation committees, Roadzen may utilize the services of third parties from time to time in connection with the hiring and compensation awarded to executive employees. This could include subscriptions to executive compensation surveys and other databases or use of a third-party compensation consultant.

From the Business Combination through March 31, 2025, Roadzen’s non-employee directors were entitled to receive $200,000 in annual compensation for services rendered to Roadzen, to be paid in the form of stock options. The Chairman and the Audit Chair were entitled to receive an extra $150,000 and $50,000 in annual compensation, respectively.

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Roadzen 2023 Incentive Plan

Roadzen adopted the Roadzen 2023 Omnibus Incentive Plan (the “Incentive Plan”), to be administered by the Roadzen board or by a committee or administrator appointed by the board. The purpose of the Incentive Plan is to give employees of Roadzen (including executive and non-executive directors and officers as well as consultants) an opportunity to become shareholders of Roadzen, and thereby to participate in its future long-term success and prosperity. The Incentive Plan includes the following terms and provisions:

●	The total number of shares to be issued under the Incentive Plan (in addition to awards assumed pursuant to the Business Combination) shall initially not exceed ten percent of total issued and outstanding Ordinary Shares (subject to annual increases pursuant to an evergreen provision as provided in the Incentive Plan).
●	Roadzen’s compensation committee shall review the Incentive Plan and shall make recommendations regarding the terms and conditions (including vesting) of each award, which may be based on (but is not limited to) the employment period or performance conditions or any combination thereof as determined by Roadzen’s compensation committee.
●	Roadzen may set customary lock-up provision for the shares issued under the Incentive Plan as well as customary limitations imposed by its Insider Trading Policy.
●	Forfeited shares, which are subject to awards, shall again be available for future grants under the Incentive Plan.
●	Awards granted under the Incentive Plan may be subject to participants entering into customary non-compete and non-solicit agreements with Roadzen if determined by Roadzen’s compensation committee and on the terms set by it.

Committees of the Board of Directors

Roadzen’s board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A under the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Subject to phase-in rules and a limited exception, the rules of Nasdaq require that the compensation committee of a listed company be comprised solely of independent directors. The charter of each committee is available on Roadzen’s website.

Audit Committee

Ms. Glossman, Ms. VedBrat and Mr. Adhikari serve as members of our audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent, subject to the exception described below. Ms. Glossman, Ms. VedBrat and Mr. Adhikari are all independent.

Ms. Glossman serves as chair of the audit committee. Each member of the audit committee meets the financial literacy requirements of Nasdaq listing standards and our board of directors has determined that Ms. Glossman is an “audit committee financial expert” as defined in applicable SEC rules.

The purpose of the audit committee is, amongst other things, to prepare the audit committee report required by the SEC to be included in our proxy statement and to assist our board of directors in overseeing and monitoring (i) the quality and integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent registered public accounting firm’s qualifications and independence, (iv) the performance of our internal audit function, and (v) the performance of our independent registered public accounting firm.

Our board of directors has adopted a written charter for the audit committee, which is available on our website.

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Compensation Committee

Mr. Adhikari and Mr. Shah serve as members of our compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two (2) members of the compensation committee, all of whom must be independent. Mr. Adhikari and Mr. Shah are both independent. Mr. Adhikari serves as chair of the compensation committee. After the Annual Meeting we expect the members to be Mr. Adhikari, Ms. Ashcroft and Ms. VedBrat, all of whom are independent. We expect that Mr. Adhikari will remain chair.

The purpose of the compensation committee, amongst other things, is to assist our board of directors in discharging its responsibilities relating to (i) setting our compensation programs and compensation of our executive officers and directors, (ii) monitoring our incentive and equity-based compensation plans, and (iii) preparing the compensation committee report required to be included in our proxy statement under the rules and regulations of the SEC.

Our board of directors has adopted a written charter for the compensation committee, which is available on our website. The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. The compensation committee will consider the independence of each adviser, including the factors required by Nasdaq and the SEC, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser.

Nominating and Corporate Governance Committee

Ms. Ashcroft and Mr. Shah serve as members of our nominating and corporate governance committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two (2) members of the nominating and corporate governance committee, all of whom must be independent. Ms. Ashcroft and Mr. Shah are both independent. Ms. Ashcroft serves as chair of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating and corporate governance committee considers persons identified by its members, management, stockholders, investment bankers and others. After the Annual Meeting we expect the members to be Ms. Ashcroft, Mr. Adhikari and Ms. VedBrat, all of whom are independent. We expect that Ms. Ashcroft will remain chair.

Our board of directors has adopted a written charter for the nominating and corporate governance committee, which is available on our website. The guidelines for selecting nominees generally include that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;
●	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and
●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating and corporate governance committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating and corporate governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating and corporate governance committee does not distinguish among nominees recommended by shareholders and other persons.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Roadzen board considers the factors set forth above.

The nominating and corporate governance committee will review annually the relationships between directors, the Company and members of management and recommend to the Board whether each director qualifies as “independent” under the Board’s definition of “independence” and the applicable rules of Nasdaq and the Company’s Corporate Governance Guidelines.

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Code of Business Conduct

We adopted a new code of business conduct (the “code of business conduct”) that applies to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, which is available on our website. Our code of business conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. Copies of the code of business conduct and charters for each of our committees will be provided without charge upon request from us and are posted on our website. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our Internet website.

Corporate Governance Guidelines

Our Board adopted corporate governance guidelines in accordance with the corporate governance rules of Nasdaq that serve as a flexible framework within which our board of directors and its committees operate. These guidelines cover a number of areas including board membership criteria and director qualifications, director responsibilities, board agenda, roles of the chair of the board, principal executive officer and presiding director, meetings of independent directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning. A copy of our corporate governance guidelines is posted on our website.

Board Leadership Structure

Our Board is responsible for selecting the Chief Executive Officer and the Chairman of the Board; both of these positions may be held by the same person or by two separate individuals. Currently, Rohan Malhotra serves as the Chief Executive Officer and Steven Carlson serves as the Chairman of the Board. The Board believes separating the positions of Chairman of the Board and Chief Executive Officer allows the Chief Executive Officer to focus on the Company’s day-to-day business and operations, while allowing our Chairman to lead the Board in its fundamental role of providing advice to and oversight of management.

Role of Board of Directors in Risk Oversight Process

Our Board has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic and reputational risk. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our full Board is regularly informed of such risks through committee reports and otherwise. While the Board oversees our risk management, management is responsible for day-to-day risk management processes.

Insider Trading Policy

We have an insider trading policy and procedures that govern the purchase, sale and/or other dispositions of our securities by directors, officers, and employees, together with their immediate family members and other persons living in their households. We believe our insider trading policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable Nasdaq standards. In addition, it is the policy of the Company to comply with applicable U.S. securities laws, including laws, rules and regulations related to trading in our securities.

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Cybersecurity

Risk Management and Strategy

We have risk management processes in place for identifying, assessing and mitigating cybersecurity and risks from potential unauthorized occurrences on or through our electronic information systems that could adversely affect the confidentiality, integrity, or availability of our information systems or the information residing on those systems. These include a wide variety of mechanisms, controls, technologies, methods, systems and other processes that are designed to detect, prevent or mitigate data loss, theft, misuse, unauthorized access, interference with operations, or other security incidents or vulnerabilities affecting the data. The data includes confidential, proprietary, and business and personal information that we collect, process, store, and transmit as part of our business, including on behalf of third parties. Cybersecurity concerns are an important consideration in our application development and the design of our infrastructure and operations technology. We also use systems and processes designed to reduce the impact of a security incident to our clients or their customers. Additionally, we use processes to oversee and identify material risks from cybersecurity threats associated with our use of third-party technology and systems, including: technology and systems that we use for encryption and authentication, employee email, communication to clients and their customers, operational support, and other functions.

Governance

Our executive leadership team is responsible for our overall enterprise risk management system and processes and regularly consider cybersecurity risks in the context of other material risks to the Company. As part of our cybersecurity risk management system, our incident management teams are responsible to track and log privacy and security incidents across Roadzen platforms and our vendors and other third-party service providers to remediate and resolve any incidents, should they arise. In case there are any incidents, it is promptly reviewed by a cross-functional working group to determine whether further escalation is appropriate. Any incident assessed as potentially being or potentially becoming material shall be immediately escalated for further assessment, and shall be reported to designated members of our senior management. We consult with our counsels as appropriate, including on materiality analysis and disclosure matters, and our senior management makes the final materiality determinations and disclosure and other compliance decisions.

Our corporate governance committee has oversight responsibility for risks and incidents relating to cybersecurity threats, including compliance with disclosure requirements, cooperation with law enforcement, and related effects on financial and other risks, and the committee is responsible to report any findings and recommendations, as appropriate, to the full board for consideration. Senior management regularly discusses cyber risks and trends and, should any issues arise, they review all material incidents with the corporate governance committee. Our corporate governance and audit committees discuss policies with respect to risk assessment and risk management, including risks associated with the reliability and security of the Company’s information technology and security systems, and the steps management has undertaken to monitor and control such exposures. Our board receives updates on the Company’s cybersecurity risk management programs from management.

Our business strategy, results of operations and financial condition have not been affected by risks from cybersecurity threats, however, we cannot provide assurance that they will not be materially affected in the future by such risks or any future material incidents.

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EXECUTIVE COMPENSATION

Introduction

As an emerging growth company, Roadzen has opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. This section discusses the material components of the executive compensation program for Roadzen’s named executive officers (“NEOs”) for the fiscal year ended March 31, 2025 (“Fiscal Year 2025”), including its Chief Executive Officer Rohan Malhotra, Chief Financial Officer Jean-Noël Gallardo and Chief Operating Officer Ankur Kamboj. Messrs. Malhotra and Gallardo are the only Roadzen NEOs serving in Fiscal Year 2025 with compensation in excess of $100,000.

This discussion may contain forward-looking statements that are based on current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that Roadzen adopts could vary significantly from historical practices and currently planned programs summarized in this discussion.

Roadzen Executive Compensation Program

The objective of Roadzen’s compensation program is to provide a total compensation package to its executives, including its NEOs, that will enable Roadzen to attract, motivate and retain outstanding individuals, align the interests of our executive team with those of our shareholders, encourage individual and collective contributions to the successful execution of our short- and long-term business strategies and reward our executives for performance. The board of directors of Roadzen has historically determined the compensation for Mr. Malhotra.

The Fiscal Year 2025 compensation program for Mr. Malhotra consisted of base salary, as described below and was paid in Indian rupees (“INR”). Amounts paid in INR have been translated into USD using the exchange rate in effect on the last day of Fiscal Year 2025, which was a rate of 1 INR to 0.01168 USD.

●	Base Salary. Mr. Malhotra is paid a base salary commensurate with his skill set, experience, performance, role and responsibilities. For Fiscal Year 2025, Mr. Malhotra’s annual salary was INR 9,000,000 (USD 105,163).
●	Short-Term Cash Incentives. For Fiscal Year 2025, Roadzen did not pay Mr. Malhotra a discretionary cash bonus. During Fiscal Year 2025, Roadzen did not grant any short-term cash bonuses to Mr. Malhotra pursuant to any non-equity incentive plan.
●	Short-Term Equity Incentives. For Fiscal Year 2025, Roadzen did not grant any short-term equity incentive awards to Mr. Malhotra.
●	Long-Term Equity Incentives. During Fiscal Year 2025, Roadzen did not grant any long-term equity incentive awards to Mr. Malhotra.

The Fiscal Year 2025 compensation program for Mr. Gallardo consisted of base salary, as described below and was paid in U.S. Dollars (“USD”).

●	Base Salary. Mr. Gallardo is paid a base salary commensurate with his skill set, experience, performance, role and responsibilities. For Fiscal Year 2025, Mr. Gallardo’s annual salary was USD 250,000.
●	Short-Term Cash Incentives. For Fiscal Year 2025, Roadzen did not pay Mr. Gallardo a discretionary cash bonus. During Fiscal Year 2025, Roadzen did not grant any short-term cash bonuses to Mr. Gallardo pursuant to any non-equity incentive plan.
●	Short-Term Equity Incentives. For Fiscal Year 2025, Roadzen did not grant any short-term equity incentive awards to Mr. Gallardo.
●	Long-Term Equity Incentives. During Fiscal Year 2025, Roadzen did not grant any long-term equity incentive awards to Mr. Gallardo.

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The Fiscal Year 2025 compensation program for Mr. Kamboj consisted of base salary, as described below and was paid in INR. Amounts paid in INR have been translated into USD using the exchange rate in effect on the last day of Fiscal Year 2025, which was a rate of 1 INR to 0.01168 USD.

●	Base Salary. Mr. Kamboj is paid a base salary commensurate with his skill set, experience, performance, role and responsibilities. For Fiscal Year 2025, Mr. Kamboj’s annual salary was reduced to INR 4,500,000 (USD 52,582).
●	Short-Term Cash Incentives. For Fiscal Year 2025, Roadzen did not pay Mr. Kamboj a discretionary cash bonus. During Fiscal Year 2025, Roadzen did not grant any short-term cash bonuses to Mr. Kamboj pursuant to any non-equity incentive plan.
●	Short-Term Equity Incentives. For Fiscal Year 2025, Roadzen did not grant any short-term equity incentive awards to Mr. Kamboj.
●	Long-Term Equity Incentives. During Fiscal Year 2025, Roadzen did not grant any long-term equity incentive awards to Mr. Kamboj.

The Company does not have any practices or policies regarding hedging.

Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by and paid to Mr. Malhotra, Mr. Gallardo and Mr. Kamboj for services rendered to Roadzen (and its subsidiaries) in all capacities for the fiscal year ended March 31, 2025 and the fiscal year ended March 31, 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Share Awards ($)(2)	Total ($)
Rohan Malhotra(1)
Chief Executive Officer	2025	105,163	-	-	105,163
	2024	107,947	-	60,827,237	60,935,184

Jean-Noël Gallardo
Chief Financial Officer	2025	250,000	-	430,100	680,100
	2024	47,502	-	-	47,502

Ankur Kamboj(1)
Chief Operating Officer	2025	52,582	-	-	52,582
	2024	61,941	-	13,537,579	13,599,520

(1)	For Fiscal Year 2025 and Fiscal Year 2024, Messrs. Malhotra and Kamboj’s cash compensation was paid in INR. Amounts paid in INR were translated into USD using the exchange rate in effect on the last day of the fiscal year: for Fiscal Year 2025 - 1 INR = 0.01168 USD, for Fiscal Year 2024 - 1 INR = 0.01199 USD.
(2)	Each amount represents the grant date fair value of the RSUs granted during the applicable fiscal year, calculated using the Black-Scholes model. See Note 26 in the F-pages for the assumptions used in calculating this amount. Each Roadzen (DE) RSU was granted on September 18, 2023 with a 1-year vesting period per the following table later extended for a further period of 1 year:

Name	RSU Grant at Roadzen (DE)	Conversion rate to Public Equity	RSU Grant at Roadzen (BVI)
Rohan Malhotra	206,400	27.212	5,616,550
Jean-Noël Gallardo	-	-	115,000
Ankur Kamboj	45,936	27.212	1,250,007

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Narrative Disclosure to the Summary Compensation Table

Employee Benefits

Messrs. Malhotra, Gallardo and Kamboj are generally eligible to participate in the health and welfare and other employee benefit programs offered by Roadzen (or its subsidiaries) on the same basis as other executives in their respective geographies, subject to applicable law.

Employment Agreements

As of the date of this filing, Mr. Malhotra is not party to an employment agreement with Roadzen (or its subsidiaries). Messrs. Gallardo and Kamboj are each party to an employment agreement with Roadzen (or its subsidiaries), as described below:

On March 31, 2017, the Company appointed Ankur Kamboj to serve as the Company’s Chief Operating Officer (“COO”). The employment agreement is for an indefinite period. Pursuant to the agreement, the Company will pay Mr. Kamboj an annualized base salary of INR 2,400,000 (USD 37,030; 1 INR = 0.015429 USD as of March 31, 2017). Mr. Kamboj was given a salary increase to INR 6,000,000 (USD 72,000; 1 INR = 0.01200 USD as of March 31, 2024) on September 1, 2023.

On January 4, 2024, the Company appointed Jean-Noël Gallardo to serve as the Company’s Chief Financial Officer (“CFO”). The employment agreement is for a one-year term with automatic successive one-year renewal terms. Pursuant to the agreement, the Company will pay Mr. Gallardo an annualized base salary of USD 250,000.

Outstanding Equity Awards at End of Fiscal Year 2025

Mr. Malhotra had 5,616,550 Roadzen (BVI) RSUs as of March 31, 2025, which will vest on September 17, 2026.

Mr. Gallardo had 115,000 Roadzen (BVI) RSUs as of March 31, 2025, which vest on November 20, 2026.

Mr. Kamboj had 1,250,007 Roadzen (BVI) RSUs as of March 31, 2025, which will vest on September 17, 2026.

The following table summarizes the outstanding equity awards held by each of our named executive officers as of March 31, 2025, which were granted under our Incentive Plan:

	Equity Awards
Name	Number of Ordinary Shares underlined options	Market value of Ordinary Shares underlined options that have not vested	Equity incentive awards: Number of unearned shares, units or other rights that have not vested (1)	Equity incentive awards: Market or payout value of unearned shares, units or other rights that have not vested (2)
Rohan Malhotra	-	$0	5,616,550	$5,841,212
Jean-Noël Gallardo	-	$0	115,000	$119,600
Ankur Kamboj	-	$0	1,250,007	$1,300,007

(1)	Represents RSUs granted on September 18, 2023 for Messrs. Malhotra and Kamboj, and granted on May 24, 2024 for Mr. Gallardo.
(2)	Based on the price of RDZN at the close of trading on March 31, 2025 of $1.04 per share.

Potential Payments Upon Termination or Change in Control

Messrs. Malhotra and Kamboj were not eligible for any potential payments upon any form of termination or resignation of employment or a change in control of Roadzen (or its subsidiaries) if such event took place on March 31, 2025, or at any other point during Fiscal Year 2025, other than as required by local regulations. Mr. Gallardo was eligible to a potential payment upon termination of employment without cause, or resignation for good reason.

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Director Compensation

Roadzen’s non-employee directors were entitled to receive $200,000 in annual compensation for services rendered to Roadzen for the fiscal year ended March 31, 2025. The Chairman and the Audit Chair were entitled to receive an extra $50,000 and $150,000 in annual compensation, respectively, for the fiscal year ended March 31, 2025. The non-employee directors have elected to receive their compensation for fiscal year 2025 only in equity. The following table sets forth information regarding compensation of each director, other than named executive officers, for the fiscal year ended March 31, 2025, to be paid in the form of stock options with a $2.00 exercise price, which expire on September 15, 2032.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Saurav Adhikari	$0	$200,000	$0	$200,000
Steven Carlson	$0	$350,000	$0	$350,000
Ajay Shah	$0	$200,000	$0	$200,000
Supurna VedBrat	$0	$200,000	$0	$200,000
Zoë Ashcroft	$0	$200,000	$0	$200,000
Diane B. Glossman	$0	$250,000	$0	$250,000

Clawback Policy

We have adopted a compensation recovery policy, which was effective November 30, 2023, that is compliant with the Nasdaq Listing Rules, as required by the Dodd-Frank Act. A copy of our Clawback Policy was filed as an exhibit to our Form 10-K for the year ended March 31, 2024.

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its shareholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of our ordinary shares as of March 2, 2026 by:

●	each person who is the beneficial owner of more than 5% of the issued and outstanding Ordinary Shares; and

●	each of our named executive officers and directors.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of March 2, 2026.

Our beneficial ownership is based on 79,663,984 Ordinary Shares issued and outstanding as of March 2, 2026.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. To our knowledge, no Ordinary Shares beneficially owned by any executive officer or director have been pledged as security.

The following table illustrates varying beneficial ownership levels in Roadzen with the percentage of outstanding shares based on Ordinary Shares as of March 2, 2026:

Name and Address of Beneficial Owner	Number of Ordinary Shares	% of Total Voting Power
Directors and Named Executive Officers of Roadzen(1)
Rohan Malhotra(2)	18,472,709	23.2%
Jean-Noël Gallardo(7)	0	*
Ankur Kamboj(8)	0	*
Saurav Adhikari(10)	727,653	*
Steven Carlson(9)	1,623,223	2.0%
Ajay Shah(3)	2,021,812	2.5%
Supurna VedBrat(6)	335,955	*
Zoë Ashcroft(12)	152,732	*
Diane B. Glossman(11)	215,915	*
All directors and executive officers as a group (9 individuals)		29.5%
Five or more Percent Holders
Avacara PTE, Ltd.(4)	17,577,213	22.1%
13books Capital LP(5)	8,095,191	10.2%
Naveen Arya	5,442,379	6.8%

* Less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Roadzen Inc., 111 Anza Boulevard, Suite 109, Burlingame, California 94010.

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(2)	Includes 849,642 shares owned by Mr. Malhotra individually plus 45,854 shares owned by RM Securities LLC, a limited liability company of which Mr. Malhotra is the sole member. The principal business of Mr. Malhotra is serving as the Chief Executive Officer and as a member of the board of directors of the Company. Also includes 17,577,213 shares owned by Avacara PTE. Ltd. of which entity Mr. Malhotra is the majority shareholder and serves as managing director and has the power to vote and power to direct the voting of Avacara’s shareholdings in the Company on behalf of Avacara. The principal business of Avacara is investing in start-up companies. Mr. Malhotra disclaims any beneficial ownership of the shares held by Avacara, except to the extent of his pecuniary interest therein. Does not include 5,616,485 shares underlying restricted stock units (“RSUs”) issued under the Roadzen Inc. 2023 Omnibus Incentive Plan, as amended and/or restated from time to time (the “Plan”). Each RSU represents the contingent right to receive one Ordinary Share. Each RSU fully vests on September 17, 2026, subject to Mr. Malhotra’s continuous service with the Issuer through the vesting date.

(3)	These securities include 974,858 Ordinary Shares that are held by Krishnan-Shah Family Partners LP, 50,000 Ordinary Shares exercisable from the warrants issued to Krishnan-Shah Family Partners LP in connection with a loan made by Krishnan-Shah Family Partners LP to Roadzen on March 28, 2024, with such warrants exercisable in full on March 28, 2025, 152,732 Ordinary Shares issuable upon the exercise of stock options that are exercisable at any time after September 15, 2025, and 844,222 Ordinary Shares underlying Private Placement Warrants. The Ajay B. Shah & Lata K. Shah 1996 Trust LP is the general partner of Krishnan-Shah Family Partners LP (the “General Partner”). Mr. Shah and his wife, Mrs. Lata K. Shah, are the trustees of the General Partner and have voting and dispositive control over the securities held by Krishnan-Shah Family Partners LP. Accordingly, Mr. Shah and Mrs. Shah may be deemed to beneficially own the securities held by Krishnan-Shah Family Partners LP.

(4)	Based on a Form 4 filed on December 31, 2024 by Avacara Pte. Ltd (“Avacara”) and information from Mr. Malhotra. Avacara owns 17,577,213 shares owned by Avacara PTE. Ltd. of which entity Mr. Malhotra is the majority shareholder and serves as managing director and has the power to vote and power to direct the voting of Avacara’s shareholdings in the Company on behalf of Avacara. The principal business of Avacara is investing in start-up companies. The business address of Avacara is 14 Robinson Road, #12-01/02 Far East Finance Building, Singapore 048545. Does not include shares owned by RM Securities LLC and Mr. Malhotra.

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(5)	Based on a Schedule 13G filed on May 7, 2024, on behalf (i) 13books Capital LP, formerly known as Element Ventures LP, a Private Fund Limited Partnership duly registered under the laws of England and Wales (“13books”), and (ii) 13books Capital General Partner LLP, formerly known as Element Ventures General Partner LLP, a Limited Liability Partnership duly registered under the laws of England and Wales ( “13 books GP” and with 13books, the “Reporting Persons”). 13books Capital General Partner LLP is the general partner of 13books and may be deemed to have sole power to vote and sole power to dispose of the shares of the Company directly owned by 13books. The principal business address of each of the Reporting Persons is First Floor, 80 Clerkenwell Road, London EC1M 5RJ.

(6)	Consists of (i) 18,050 Ordinary Shares, (ii) 6,350 Ordinary Shares underlying warrants exercisable at $11.50, (iii) 58,823 Ordinary Shares underlying convertible debentures convertible at $8.50 per Ordinary Share, (iv) 100,000 Ordinary Shares underlying warrants and (v) 152,732 Ordinary Shares issuable upon the exercise of stock options that are exercisable at any time after September 15, 2025.

(7)	Does not include 115,000 Ordinary Shares underlying the RSUs issued to Mr. Gallardo under the Plan which vest on November 20, 2026.

(8)	Does not include Ordinary Shares underlying the RSUs issued to Mr. Kamboj under the Plan. Each RSU represents a contingent right to receive one Ordinary Share. Each RSU fully vests on September 17, 2026.

(9)	Includes (i) 267,281 Ordinary Shares issuable upon the exercise of stock options that are exercisable at any time after September 15, 2025, (ii) 892,857 shares held of record by Marco Polo Securities, Inc. (“MP”) and (iii) 463,085 Ordinary Shares as a pro rata distribution from Magellan Global, of which Mr. Carlson is a non-managing member. Mr. Carlson is the Chief Executive Officer of MP, a corporation incorporated in the State of New York, and as such may be deemed to have beneficial ownership of the ordinary shares held directly by MP. Mr. Carlson disclaims any beneficial ownership of the shares held by MP, except to the extent of his pecuniary interest therein. The principal address of Mr. Carlson and MP is 1230 Avenue of the Americas, 16th Floor, New York, NY 10020.

(10)	Consists of (i) 343,777 Ordinary Shares, (ii) 231,144 Ordinary Shares underlying Private Placement Warrants and (iii) 152,732 Ordinary Shares issuable upon the exercise of stock options that are exercisable at any time after September 15, 2025.

(11)	Includes 190,915 Ordinary Shares issuable upon the exercise of stock options that are exercisable at any time after September 15, 2025.

(12)	Consists of Ordinary Shares issuable upon the exercise of stock options that are exercisable at any time after September 15, 2025.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the compensation agreements and other arrangements described under “Executive Compensation” in this Proxy Statement and the transactions described below and in other filings of the SEC, since April 1, 2024, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, the lesser of (i) $120,000 or (ii) one percent of the average of our total assets for the last two completed fiscal years, and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

On December 27, 2024, Roadzen entered into two separate subscription agreements (the “Subscription Agreements”) with Marco Polo Securities, Inc. (“Marco Polo”) and Avacara PTE Ltd. (“Avacara”). Pursuant to the terms of the Subscription Agreements, on that date, approximately $3.5 million in aggregate of liabilities of Roadzen to such entities was canceled in exchange for the issuance of an aggregate of 1,227,867 Ordinary Shares of Roadzen (with 892,857 Ordinary Shares issued to Marco Polo and 335,000 Ordinary Shares issued to Avacara), as contemplated by the binding term sheets entered into by Roadzen on July 18, 2024. The Chairman of the Board of Roadzen, Steven Carlson, is the principal owner of Marco Polo and Roadzen’s Chief Executive Officer, Rohan Malhotra, is the principal owner and Managing Partner of Avacara, a significant shareholder of Roadzen. The Subscription Agreements include customary “piggyback” registration rights, as well as demand registration rights which require Roadzen to register the Shares if requested by Marco Polo or Avacara in the event that the Shares have not been registered on a “piggyback” basis within 90 days following the closing of the transactions contemplated by the Subscription Agreement (the “Closing”).

Also on December 27, 2024, Roadzen entered into separate lock-up letter agreements (the “Lock-Up Agreements”) with each of Marco Polo and Avacara, pursuant to which each such entity agreed not to sell any of the Ordinary Shares issued to it for a period of nine months following the Closing, except that 30% of each holder’s Ordinary Shares may be sold as of the 91st day after the Closing Date, another 30% may be sold on the 181st day after the Closing Date and the remainder may be sold as of one day after the nine month anniversary of the Closing Date.

On November 8, 2024, Roadzen entered into separate amendments (the “RSU Amendments”) to the restricted stock unit awards (the “RSUs”) previously granted to Rohan Malhotra, Roadzen’s Chief Executive Officer and a director, and Ankur Kamboj, Roadzen’s Chief Operating Officer. Pursuant to the RSU Amendments, each of which was effective as of September 13, 2024, the 5,616,550 RSUs previously granted by Roadzen to Mr. Malhotra and the 1,250,007 RSUs previously granted by Roadzen to Mr. Kamboj were each amended to change the date on which such RSUs vest in full (subject to the executive’s continuous service with Roadzen through the vesting date) from September 18, 2024 to September 17, 2025. On July 23, 2025 a new amendment was entered into, further extending the vesting date to September 17, 2026.

Effective as of September 24, 2024, Roadzen entered into separate letter agreements (the “Lock-Up Amendments”) with two of its significant shareholders, Avacara and Vahanna, pursuant to which each such shareholder agreed to amend the lock-up agreement previously entered into between such shareholder and Roadzen, as described in the Current Report on Form 8-K filed by Roadzen on September 27, 2023 (such prior agreements, together with the lock-up agreements entered into with other shareholders of Roadzen and described in such Form 8-K, the “Lock-Up Agreements”). Pursuant to the terms of the Lock-Up Amendments, Avacara and Vahanna agreed to extend the term of the restrictions on transfer contained in the Lock-Up Agreements by an additional year, from September 20, 2024 to September 20, 2025 (or such earlier date that the closing price of Roadzen’s Ordinary Shares equals or exceeds $12.00 (as adjusted for share recapitalizations, subdivisions, reorganizations, recapitalizations and the like), for 20 trading days within 30 trading day period. Avacara is controlled by Rohan Malhotra, Roadzen’s Chief Executive Officer and a member of Roadzen’s board of directors. Roadzen has been advised by a number of its other shareholders who are party to Lock-Up Agreements that they agree to the terms of the Lock-Up Amendments, and Roadzen expects to enter into letter agreements that are substantially similar to the Lock-Up Amendments with these other shareholders.

On March 28, 2024, Roadzen entered into a Securities Purchase Agreement (the “SPA”) with Supurna VedBrat and Krishnan-Shah Family Partners, LP (together, the “Purchasers”), pursuant to which Roadzen agreed to issue and sell to the Purchasers, and the Purchasers agreed to purchase from Roadzen, an aggregate of up to $2 million in principal amount of senior secured notes (the “Notes”). Ms. VedBrat is a director of Roadzen. Ajay Shah, another director of Roadzen, and his wife, are trustees of the general partner of the Krishnan-Shah Family Partners, LP.

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Pursuant to the terms of the SPA, Roadzen agreed to issue to each Purchaser, warrants (the “Warrants”) to purchase, for each $10,000 in original principal amount of Notes purchased, 1,000 of Roadzen’s ordinary shares (“Ordinary Shares”). Accordingly, on April 22, 2024, Roadzen issued Warrants to purchase 50,000 Ordinary Shares to Krishnan-Shah Family Partners, LP, and Roadzen expects to issue Warrants to purchase such number of Ordinary Shares to Ms. VedBrat in the near future. Each Warrant will be exercisable at any time during the period commencing on March 28, 2025 (or earlier under certain circumstances described in the Warrants) (as applicable, the “Vesting Date”) through March 28, 2031 (or until the dissolution, liquidation or winding up of Roadzen, if earlier). The exercise price of the Warrants is equal to 80% of the lower of (i) the volume weighted average price (the “VWAP”) of the Ordinary Shares, as reported on the relevant market or exchange, over the 60 trading days subsequent to the first loan funding, (ii) the opening price of any public offering of straight equity securities of Roadzen occurring within six months after the issue date of the Warrants and (iii) the VWAP of the Ordinary Shares over the 60 trading days immediately prior to the Vesting Date. The Warrants have customary anti-dilution protections in the event Roadzen declares dividends or distributions on the Ordinary Shares or subdivides, combines or reclassifies its outstanding Ordinary Shares.

Policies for Approval of Related Party Transactions

Our Board reviews and approves transactions with directors, officers, and holders of five percent or more of our voting securities and their affiliates, each a related party. Prior to our initial public offering, the material facts as to the related party’s relationship or interest in the transaction were disclosed to our board of directors, and such transactions required the approval of a majority of the directors who were not interested in the transaction. Further, when our stockholders were entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction were disclosed to the stockholders, who approved the transaction.

Roadzen adopted a written related party transactions policy that provides that such transactions must be approved by our audit committee. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions or a series of transactions in which (i) the Company was or is to be a participant, (ii) the amount of which exceeds the lesser of (x) $120,000 in the aggregate or (y) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years and (iii) the related party had or will have a direct or indirect material interest. A related party transaction also includes any material amendment or modification to an existing related party transaction regardless of whether such transaction has previously been approved in accordance with our policy. For purposes of this policy, a related person is defined as (a) any person serving as a director, director nominee or executive officer of the Company or any person who has served in any of such roles since the beginning of the most recent fiscal year, even if he or she does not currently serve in that role, (b) a greater than 5% beneficial owner of our Ordinary Shares, (c) any immediate family member of any of the foregoing persons if the foregoing person is a natural person, or (d) any other person who may be a “related person” pursuant to Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended.

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OTHER MATTERS

In accordance with the M&A, the business transacted at the Annual Meeting will be limited to the matters set forth in the Notice of Annual General Meeting of Shareholders and this Proxy Statement.

Shareholder Proposals

If you are a shareholder and you want to include a proposal in the proxy statement for next Annual General Meeting of Shareholders, your proposals are required to be timely submitted to Roadzen. To be timely, a shareholder’s written notice in respect of an annual general meeting must be received by any director at our principal executive office not later than the close of business on the one hundred twentieth (120th) day nor earlier than the close of business on the one hundred fiftieth (150th) day prior to the one (1) year anniversary of the Annual Meeting; provided, however, that in the event the annual general meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the shareholders to be timely must be received by any director at our principal executive office not earlier than the close of business on the one hundred twentieth (120th) day prior to the date of such annual general meeting and not later than the close of business on tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our M&A.

Shareholder Communications

Shareholders or other interested parties may contact the Board, any committee of the Board, the non-employee directors of the Board collectively or any individual director by writing to them in care of the Company’s Secretary, Roadzen Inc., c/o Roadzen Inc., 111 Anza Boulevard, Suite 109, Burlingame, California 94010. This centralized process assists the Board in reviewing and responding to shareholder communications in an appropriate manner. The Secretary will forward such correspondence only to the intended recipient(s). Communications relating to accounting, audit matters, or internal controls will also be referred to the Audit Committee. Prior to forwarding any correspondence, the Secretary will review such correspondence and, in her discretion, not forward correspondence deemed to be of a commercial nature or relating to an improper or irrelevant topic. The Secretary also will attempt to handle the inquiry directly, for example, when it is a request for information about the Company or it is a stock-related matter.

Expenses of Solicitation

The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies with respect to the Annual Meeting. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to shareholders of record and street name shareholders, and reimbursements paid to brokers, banks, and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders and obtaining voting instructions from street name shareholders. In addition to soliciting proxies by mail, our directors, officers, and certain employees, investors and their representatives may solicit proxies on behalf of the Company, without additional compensation, personally or by telephone.

Delivery of Documents to Shareholders Sharing an Address

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple shareholders sharing an address unless a company has received contrary instructions from one or more of the shareholders at that address. Upon request, we will promptly deliver a separate copy of proxy materials to one or more shareholders at a shared address to which a single copy of proxy materials was delivered. Shareholders may request a separate copy of proxy materials by contacting our Secretary either by calling 1-650-414-3530 or by mailing a request to 111 Anza Boulevard, Suite 109, Burlingame, California 94010. Shareholders at a shared address who receive multiple copies of proxy materials may request to receive a single copy of proxy materials in the future in the same manner as described above.

Delinquent Section 16(A) Reports

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires our officers, directors, and beneficial owners of more than 10% of our equity securities to timely file certain reports regarding ownership of and transactions in our securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to us. Section 16(a) compliance was required during the fiscal year ended March 31, 2025. To our knowledge, during the fiscal year ended March 31, 2025, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except for the following late filings: (1) a Form 4 for Rohan Malhotra filed on March 17, 2025; (2) a Form 4 for Rohan Malhotra filed on September 9, 2024; (3) a Form 4 filed for Supurna VedBrat filed on August 21, 2024; and (4) a Form 3 for Element Ventures LP and Element Ventures General Partner LLP filed on May 7, 2024.

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204612 Roadzen Proxy Card Rev1 - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2026

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

ROADZEN INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on March 30, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

Please mark your votes like this **X**

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature________________________________ Signature, if held jointly________________________________ Date___________2026.

Note: Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

204612 Roadzen Proxy Card Rev1 - Back

2026

This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/roadzen/2026.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ROADZEN INC.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated March 10, 2026, in connection with the Annual Meeting to be held on March 31, 2026 at 9:30 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia 22102, and hereby appoints Rohan Malhotra and Jean-Noël Gallardo, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Roadzen Inc. (the "Corporation," or "Roadzen") registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

(Continued and to be marked, dated and signed on the other side)